UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2022

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code:
(415) 394-9000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On June 30, 2022, Prologis, L.P., a Delaware limited partnership (the “Operating Partnership”), and various affiliates of the Operating Partnership entered into a Global Senior Credit Agreement (the “2022 Global Facility”) with various lenders and agents, and Bank of America, N.A., as Global Administrative Agent. Pursuant to the 2022 Global Facility, the Operating Partnership and various affiliates thereof (collectively the “Borrowers”) may obtain loans and/or procure the issuance of letters of credit in various currencies on a revolving basis in an aggregate amount not exceeding the U.S. Dollar equivalent of approximately $3,000,000,000 (subject to increase of not more than the U.S. Dollar equivalent of $1,000,000,000 (determined as of the effective date of such increase) pursuant to the accordion feature included in the 2022 Global Facility). As of the closing date, the 2022 Global Facility has two tranches: (i) a U.S. Dollar Tranche in the amount of $2,000,000,000 and (ii) a Euro Tranche in the amount of €950,299,344.29.
The 2022 Global Facility is scheduled to mature on June 30, 2026, but the Operating Partnership may, at its option and subject to payment of an extension fee, extend the maturity date of the 2022 Global Facility for six months on two occasions (to December 30, 2026 and June 30, 2027, respectively). Pricing under the 2022 Global Facility, including the spread over the applicable benchmark rate and the rates applicable to facility fees and letter of credit fees, varies based upon the public debt ratings of the Operating Partnership as in effect from time to time. As of the closing date, the spread was 71.5 basis points. The 2022 Global Facility contains customary representations, covenants (including certain financial tests applicable to the Operating Partnership) and defaults (including a cross-acceleration to other recourse indebtedness of more than $150,000,000). The Operating Partnership has unconditionally guaranteed all obligations of each other borrower under the 2022 Global Facility. Pursuant to the terms of the 2022 Global Facility, Prologis, Inc. is not required to guarantee the obligations of the borrowers under the 2022 Global Facility unless Prologis, Inc. incurs any indebtedness that is not in existence as of the date of the 2022 Global Facility or guarantees any indebtedness that is not guaranteed by Prologis, Inc. as of the date of the 2022 Global Facility.
Concurrently with the entry into the 2022 Global Facility, the Operating Partnership, various affiliates of the Operating Partnership, various lenders and agents, and Bank of America, N.A., as Global Administrative Agent entered into a Second Amendment dated as of June 30, 2022 (the “Second Amendment”) to the Global Senior Credit Agreement dated as of April 15, 2021 (as previously amended and as amended by the Second Amendment, the “2021 Global Facility”) among the Operating Partnership, various affiliates of the Operating Partnership, various lenders and agents, and Bank of America, N.A., as Global Administrative Agent. Among other things, the Second Amendment increases the commitments under the 2021 Global Facility to an aggregate amount not exceeding the U.S. Dollar equivalent of approximately $2,000,000,000 (subject to increase of not more than the U.S. Dollar equivalent of $500,000,000 (determined as of the effective date of such increase) pursuant to the accordion feature included in the 2021 Global Facility). As of the closing date of the Second Amendment, the 2021 Global Facility has two tranches: (i) a U.S. Dollar Tranche in the amount of $1,200,000,000 and (ii) a Euro Tranche in the amount of €760,239,475.43.

Item 1.02	Termination of a Material Definitive Agreement.
The 2022 Global Facility replaces the Second Amended and Restated Global Senior Credit Agreement dated as of January 16, 2019 among the Operating Partnership, various affiliates of the Operating Partnership, various lenders and agents, and Bank of America, N.A., as Global Administrative Agent, which (i) was scheduled to terminate by its terms on January 16, 2023 and was terminated in advance of its scheduled maturity in connection with the 2022 Global Facility, (ii) contained representations, covenants and defaults similar to the corresponding provisions of the 2022 Global Facility and (iii) included pricing that varied based upon the public debt ratings of the Operating Partnership as in effect from time to time.
The 2022 Global Facility and the Second Amendment have been included herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits
. The following document has been filed as an exhibit to this report and is incorporated by reference herein as described above.

Exhibit Number	Description

10.1	Global Senior Credit Agreement dated as of June 30, 2022 among Prologis, L.P., various affiliates of Prologis, L.P., various lenders and agents, and Bank of America, N.A., as Global Administrative Agent.

10.2	Second Amendment dated as of June 30, 2022 among Prologis, L.P., various affiliates of Prologis, L.P., various lenders and agents, and Bank of America, N.A., as Global Administrative Agent to the Second Amended and Restated Global Senior Credit Agreement dated as of April 15, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROLOGIS, INC.

Dated: July 5 , 2022	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Dated: July 5 , 2022	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel